Exhibit 10.20



                            THE SERVICEMASTER COMPANY
                            2001 DIRECTORS STOCK PLAN

                  (As Approved by Stockholders -April 27, 2001;
                Amended and Restated Effective January 24, 2003)

                                I. INTRODUCTION

1.1. Purposes. The purposes of this 2001 Directors Stock Plan (this "Plan") of
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The ServiceMaster Company, as amended and restated effective January 24, 2003, are (1) to align the interests of ServiceMaster's stockholders and Non-Employee Directors by increasing the proprietary interest of Non-Employee Directors in ServiceMaster's growth and success, (2) to advance the interests of ServiceMaster by attracting and retaining individuals to serve as directors of ServiceMaster, and (3) to motivate Non-Employee Directors to act in the long-term best interests of ServiceMaster and its stockholders.

1.2. Definitions.
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      "Agreement" means the written agreement evidencing an award under this
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Plan.

      "Board" means the Board of Directors of ServiceMaster.
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      "Bonus Stock" means shares of Common Stock which are not subject to a
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Restriction Period or Performance Measures.


      "Bonus Stock Award" means an award of Bonus Stock under this Plan.
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      "Change in Control" has the meaning set forth in Section 4.6(b).
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      "Common Stock" means the common stock of ServiceMaster.
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      "Corporate Transaction" has the meaning set forth in Section 4.6(b)(3).
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      "Elective Option" means an Option granted under Section 2.2.
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      "Exchange Act" means the Securities Exchange Act of 1934, as amended.
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      "Fair Market Value" means the average of the closing transaction
       -----------------
prices, as reported in the New York Stock Exchange Composite Transactions, of a share of Common Stock for the five-day period ended on or immediately prior to the date as of which such value is being determined; provided, however, that Fair Market Value may be determined by ServiceMaster by whatever means or method as ServiceMaster, in the good faith exercise of its discretion, shall at such time deem appropriate.

      "Incumbent Board" has the meaning set forth in Section 4.6(b)(2).
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

      "Mature Shares" means previously-acquired shares of Common Stock for
       -------------
which the holder thereof has good title, free and clear of all liens and encumbrances and which such holder either (1) has held for at least six months or (2) has purchased on the open market.

      "Non-Employee Director" means any director of ServiceMaster
       ---------------------
who is not an officer or employee of ServiceMaster or any subsidiary of ServiceMaster.

      "Option" means an option to purchase shares of Common Stock granted
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under Section 2.1 or 2.2.

      "Outstanding Common Stock" has the meaning set forth in Section 4.6(b)(1).
       ------------------------

      "Outstanding Voting Securities" has the meaning set forth in Section
       -----------------------------
4.6(b)(1).

      "Performance Measures" means the criteria and objectives, established by
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the Board, which shall be satisfied (1) as a condition to the exercisability of all or a portion of an Option, (2) as a condition to the grant of a Stock Award or (3) during the applicable Restriction Period as a condition to the Non-Employee Director's receipt of the shares of Common Stock subject to a restricted Stock Award. Such criteria and objectives may include, but are not limited to, the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time, earnings per share, return to stockholders (including dividends), return on equity, earnings of ServiceMaster, revenues, market share, cash flow or cost reduction goals, or any combination of the foregoing and any other criteria and objectives established by the Board.
The Board may amend or adjust the Performance Measures or other terms and conditions of an outstanding award in recognition of unusual or nonrecurring events affecting ServiceMaster or its financial statements or changes in law or accounting principles.

      "Person" has the meaning set forth in Section 4.6(b)(1).
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      "Pooling Transaction" has the meaning set forth in Section 4.6(c).
       -------------------

      "Restricted Stock" means shares of Common Stock which are subject to a
       ----------------
Restriction Period.

      "Restricted Stock Award" means an award of Restricted Stock under this
       ----------------------
Plan.

      "Retainer/Fees" means the annual retainer fee and meeting attendance fees
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payable to Non-Employee Directors for service as a member of the Board or a committee of the Board.

      "Restriction Period" means the period set forth in an Agreement during
       ------------------
which the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of, except as provided in this Plan or the related Restricted Stock Award Agreement.

      "Stock Award" means a Restricted Stock Award or Bonus Stock Award.
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1.3. Administration. This Plan shall be administered by the Board or a committee
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designated by the Board. Any one or a combination of the following awards may be made under this Plan to Non-Employee Directors: (1) Options, (2) Restricted
Stock Awards and (3) Bonus Stock Awards. The Board shall, subject to the terms of this Plan, select Non-Employee Directors for participation in this Plan and determine the form and timing of each award, the number of shares of Common
Stock subject to each award, the purchase price associated with each Option, and all other terms and conditions of each award, including, without limitation, the form of the Agreement evidencing each award. The Board may, in its sole discretion and for any reason at any time, take action such that (i) any or all outstanding Options shall become exercisable in part or in full and (ii) all or a portion of the Restriction Period applicable to any outstanding Restricted Stock Award shall lapse. The Board shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan. All such interpretations, rules and regulations shall be final, binding and conclusive.

1.4. Eligibility. All Non-Employee Directors shall be eligible to participate in
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this Plan.

1.5. Shares Available. Subject to adjustment as provided in Section 4.5, (1)
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300,000 shares of Common Stock shall be available under this Plan during each calendar year for the grant of Options under Section 2.1 and Stock Awards and
(2) 400,000 shares of Common Stock shall be available under this Plan during each calendar year for the grant of Elective Options under Section 2.2. Shares of Common Stock shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

                               II. STOCK OPTIONS

2.1. General. The Board may, in its discretion, grant Options to such
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Non-Employee Directors as may be selected by the Board. Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Board shall deem advisable:

     (a) Number of Shares.  The number of shares of Common  Stock  subject to an
         ----------------
Option shall be determined by the Board.

     (b) Purchase  Price and  Exercise.  The purchase  price per share of Common
         -----------------------------
Stock shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of the Option. The Board shall determine the period during which an Option, or any portion of an Option, may be exercised. The Board may, in its discretion, establish Performance Measures which shall be satisfied as a condition to the grant of an Option or to the exercisability of all or a portion of an Option.

     (c) Termination   of  Service.   All  terms  relating  to  the  exercise,
         -------------------------
cancellation or other disposition of an Option upon a termination of service as a director of ServiceMaster, whether by reason of disability, retirement, death or any other reason, shall be determined by the Board.


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


2.2. Elective Options. In addition to Options that may be granted pursuant to
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Section 2.1, each Non-Employee Director may from time to time elect, in accordance with procedures specified by ServiceMaster, to receive Elective Options in lieu of all or part of such Non-Employee Director's Retainer/Fees. Elective Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Board shall deem advisable:

     (a) Number of Shares.  The number of shares of Common  Stock  subject to an
         ----------------
Elective Option shall equal the number determined by dividing (1) the amount of Retainer/Fees for any period specified by ServiceMaster that the Non-Employee Director has elected to forego by (2) 15% of the Fair Market Value of a share of Common Stock on the date of grant.

     (b) Purchase  Price and  Exercise.  The purchase  price per share of Common
         -----------------------------
Stock subject to an Elective Option shall equal to 85% of the Fair Market Value of a share of Common Stock on the date of grant. Each Elective Option shall be fully exercisable on and after the date of grant and shall expire ten years after the date of grant without regard to whether the Non-Employee Director receiving such Elective Option shall remain a member of the Board during that ten-year period.

2.3. Method of Exercise. An exercisable Option, or portion thereof, may be
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exercised only with respect to whole shares of Common Stock. An Option may be exercised by giving written notice to ServiceMaster specifying the number of whole shares of Common Stock to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to ServiceMaster's satisfaction) either (1) in cash, (2) by delivery (either actual delivery or by attestation procedures established by ServiceMaster) of Mature Shares having an aggregate Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise or (3) in cash by a broker-dealer acceptable to ServiceMaster to whom the Non-Employee Director has submitted an irrevocable notice of exercise of the Option. Any fraction of a share of Common Stock which would be required to pay the purchase price shall be disregarded and the remaining amount due shall be paid in cash by the Non-Employee Director. No certificate representing Common Stock shall be delivered until the full purchase price has been paid (or arrangement made for such payment to ServiceMaster's satisfaction).

2.4. Death. If a Non-Employee Director dies prior to the expiration of the term
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of an Option, the Option may thereafter be exercised by the Non-Employee
Director's executor, administrator, legal representative, beneficiary or similar person until and including the expiration date of the term of the Option.

                               III. STOCK AWARDS

3.1. Stock Awards. The Board may, in its discretion, grant Stock Awards to
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Non-Employee Directors as may be selected by the Board. The Agreement relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award or Bonus Stock Award.


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

3.2. Terms of Stock Awards. Stock Awards shall be subject to the following terms
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and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Board shall deem advisable.

     (a) Number of Shares and Other Terms.  The number of shares of Common Stock
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subject to a  Restricted  Stock Award or Bonus  Stock Award and the  Performance
Measures (if any) and Restriction Period applicable to a Restricted Stock Award shall be determined by the Board.

     (b) Vesting and Forfeiture.  The Agreement  relating to a Restricted  Stock
         ----------------------
Award shall provide, in the manner determined by the Board, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (1) if specified Performance Measures are satisfied during the Restriction Period or (2) if the Non-Employee Director who is granted such award continues to serve as a member of the Board during the Restriction Period and for the forfeiture of all or a portion of the shares of Common Stock subject to such award (x) if specified Performance Measures are not satisfied during the Restriction Period or (y) if the Non-Employee Director who is granted such award does not continue to serve as a member of the Board during the Restriction Period.

      Bonus Stock Awards shall not be subject to any Performance Measures or Restriction Periods.

     (c) Share  Certificates.  During the Restriction  Period,  a certificate(s)
         -------------------
representing a Restricted Stock Award may be registered in the holder's name or a nominee name at the discretion of ServiceMaster and may bear a legend indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. As determined by ServiceMaster, all certificates registered in the holder's name shall be deposited with ServiceMaster, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by ServiceMaster, which would permit transfer to ServiceMaster of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction of applicable Performance Measures), or upon the grant of a Bonus Stock Award, a certificate or certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the Non-Employee Director.

     (d) Rights with Respect to Restricted  Stock Awards.  Unless  otherwise set
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forth in, and subject to the terms and conditions of, a Restricted  Stock Award,
the  holder  of  such  award  shall  have  all  rights  as  a   stockholder   of
ServiceMaster, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment
applicable  to  all  holders  of  Common  Stock;   provided,   however,  that  a
distribution with respect to shares of Common Stock, other than a regular cash dividend, shall be deposited with ServiceMaster and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.


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

3.3 Termination of Service. All of the terms relating to the satisfaction of
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Performance Measures and the termination of the Restriction Period relating to a
Restricted Stock Award, or any forfeiture and cancellation of such award upon a termination of service as a director of ServiceMaster, whether by reason of disability, retirement, death or any other reason, shall be determined by the Board.

                                  IV. GENERAL

4.1. Effective Date and Term of Plan. The Plan, as amended and restated, shall
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be effective January 24, 2003, and shall constitute an amendment and restatement of the 2001 Directors Stock Plan, as approved by stockholders on April 27, 2001. This Plan shall terminate on April 27, 2011, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination.

4.2. Amendments. The Board may amend this Plan as it shall deem advisable,
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subject to any requirement of stockholder approval required by applicable law, rule or regulation. No amendment may impair the rights of a holder of an outstanding award without the consent of such holder.

4.3. Agreement. No award shall be valid until an Agreement is executed by
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ServiceMaster and the Non-Employee Director who received such award and, upon execution by each party and delivery of the Agreement to ServiceMaster, such award shall be effective as of the effective date set forth in the Agreement.

4.4. Non-Transferability of Awards. Unless otherwise specified in the Agreement
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relating to an award, no award (other than a Bonus Stock Award) shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by ServiceMaster. Except to the extent permitted by the foregoing sentence or the Agreement relating to an award, each award may be exercised or settled during the Non-Employee Director's lifetime only by the Non-Employee Director or the Non-Employee Director's legal representative or similar person. Except to the extent permitted by the second preceding sentence or the Agreement relating to an award, no award may be sold, transferred, assigned, pledged, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, encumber or otherwise dispose of any such award, such award and all rights thereunder shall immediately become null and void.

4.5. Adjustment. In the event of any stock split, stock dividend,
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recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities available under this Plan, the number and class of securities subject to each outstanding Option and the purchase price per security, and the number and class of securities subject to each outstanding Restricted Stock Award, shall be appropriately adjusted by the Board, such adjustments to be made in the case of outstanding Options without an increase in the aggregate purchase price. The decision of the Board regarding any such adjustment shall be final, binding and conclusive. If any such


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

adjustment would result in a fractional security being (a) available under this Plan, such fractional security shall be disregarded, or (b) subject to an award under this Plan, ServiceMaster shall pay the holder of such award, in connection with the vesting of a Restricted Stock Award or exercise of an Option in whole or in part occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the vesting or exercise date over (B) the exercise price, if any, of such award.

4.6. Change in Control.
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     (a) (1)  Notwithstanding any provision in this Plan or any Agreement to the contrary, in the event of a Change in Control pursuant to Section (b)(3) or (4) below in connection with which holders of Common Stock may receive consideration consisting solely of shares of stock that are registered under Section 12 of the Exchange Act (and disregarding the payment of cash in lieu of fractional shares), (i) all outstanding Options shall immediately become exercisable in full, (ii) the Restriction Period applicable to any outstanding Restricted Stock Award shall lapse, (iii) the Performance Measures applicable to any Restricted Stock Award shall be deemed to be satisfied at the maximum level and (iv) there shall be substituted for each share of Common Stock available under this Plan, whether or not then subject to an outstanding award, the number and class of shares into which each outstanding share of Common Stock shall be converted pursuant to such Change in Control. In the event of any such substitution, the purchase price per share in the case of an Option shall be appropriately adjusted by the Board (whose determination shall be final, binding and conclusive), such adjustments to be made without an increase in the aggregate purchase price.

     (2) Notwithstanding any provision in this Plan or any Agreement to the contrary, in the event of a Change in Control pursuant to Section (b)(1) or (2) below, or in the event of a Change in Control pursuant to Section (b)(3) or (4) below as to which (a)(1) above does not apply, each outstanding award shall be surrendered to ServiceMaster by the holder thereof, and each such award shall immediately be canceled by ServiceMaster, and the holder shall receive, within ten days of the occurrence of a Change in Control, a cash payment from ServiceMaster in an amount equal to (i) in the case of an Option, the number of shares of Common Stock then subject to such option, multiplied by the excess, if any, of the greater of (A) the highest per share price offered to stockholders of ServiceMaster in any transaction whereby the Change in Control takes place or
(B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, over the purchase price per share of Common Stock subject to the Option, (ii) in the case of a Restricted Stock Award, the number of shares of Common Stock then subject to such award, multiplied by the greater of (A) the highest per share price offered to stockholders of ServiceMaster in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control. ServiceMaster may, but is not required to, cooperate with any person who is subject to Section 16 of the Exchange Act to assure that any cash payment in accordance with the foregoing to such person is made in compliance with
Section 16 and the rules and regulations thereunder.

     (b) "Change in Control" means:
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

     (1) the  acquisition  by any  individual,  entity  or group  (a  "Person"),
                                                                       ------
including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 25% or more of either (i) the then outstanding shares of Common Stock (the "Outstanding Common Stock") or (ii) the
                                         -------------------------
combined voting power of the then outstanding securities of ServiceMaster entitled to vote generally in the election of directors (the "Outstanding Voting
                                                              ------------------
Securities");  excluding,  however, the following:  (A) any acquisition directly
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from ServiceMaster  (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from ServiceMaster), (B) any acquisition by ServiceMaster, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by ServiceMaster or any entity controlled by ServiceMaster or (D) any acquisition by any entity pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this Section 4.6(b); provided further, that for purposes of clause (B), if any Person (other than ServiceMaster or any employee benefit plan (or related trust)
sponsored  or  maintained  by   ServiceMaster   or  any  entity   controlled  by
ServiceMaster) shall become the beneficial owner of 25% or more of the Outstanding Common Stock or 25% or more of the Outstanding Voting Securities by reason of an acquisition by ServiceMaster, and such Person shall, after such acquisition by ServiceMaster, become the beneficial owner of any additional shares of the Outstanding Common Stock or any additional Outstanding Voting Securities, in either case other than pursuant to a stock split, stock dividend or similar transaction, and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;

     (2) individuals who, as of April 28, 2001 constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the
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Board;  provided,  however,  that any  individual  who  becomes  a  director  of
ServiceMaster subsequent to April 27, 2001 whose election, or nomination for election by ServiceMaster's stockholders, was approved by the vote of at least two-thirds of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of ServiceMaster as a result of an actual or threatened solicitation by a Person or group for the purpose of opposing a solicitation by any other Person or group with respect to the election or removal of directors, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;

     (3) the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of ServiceMaster (a "Corporate Transaction"); excluding, however, a Corporate Transaction
     ----------------------
pursuant to which (i) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Common Stock and the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities entitled to vote generally in the election of directors (or similar persons), as the case may be, of the entity resulting from such Corporate Transaction (including, without limitation, an entity which as a result of such transaction owns ServiceMaster or all or substantially all of ServiceMaster's assets either directly or indirectly) in substantially the same proportions relative to each other as their


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

ownership, immediately prior to such Corporate Transaction,  of the Outstanding
Common Stock and the Outstanding Voting   Securities,   as  the  case  may  be,
(ii)  no  Person   (other  than: ServiceMaster;  any  employee  benefit  plan
(or  related  trust)  sponsored  or maintained by ServiceMaster or any entity
controlled by  ServiceMaster;  and any Person  which   beneficially   owned,
immediately   prior  to  such  Corporate Transaction, directly or indirectly,
25% or more of the Outstanding Common Stock or the Outstanding Voting Securities, as the case may be) will beneficially own, directly or indirectly, 25% or more of, respectively, the outstanding shares of common stock of the entity resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such entity entitled to vote generally in the election of directors and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors (or similar body) of the entity resulting from such Corporate Transaction; or

     (4) the consummation of a plan of complete liquidation or dissolution of ServiceMaster.

     (c) Notwithstanding the exercise period(s) of any Option set forth in this Plan or in any Agreement and notwithstanding the expiration date of the term of any Option, in the event ServiceMaster is involved in a business combination which is intended to be treated as a pooling of interests for financial accounting purposes (a "Pooling Transaction"), pursuant to which a Non-Employee
                        -------------------
Director receives a substitute option to purchase securities of any entity, including an entity directly or indirectly acquiring ServiceMaster, then each Option (or option in substitution thereof) held by such Non-Employee Director shall be exercisable to the extent set forth in this Plan or the related Agreement until and including the latest of (x) the expiration date of the term of the Option or, in the event of such Non-Employee Director's termination of service as a director of ServiceMaster, the date determined pursuant to this Plan or the related Agreement, (y) the date which is nine months after the consummation of such business combination and (z) the date which is 90 days after the date of expiration of any period during which such Non-Employee Director may not dispose of a security issued in the Pooling Transaction in order for the Pooling Transaction to be accounted for as a pooling of interests.

4.7. Rights as Stockholder. No person shall have any right as a stockholder of
     ---------------------
ServiceMaster with respect to any shares of Common Stock or other equity security of ServiceMaster which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.

4.8. Designation of Beneficiary. A holder of an award may file with the
     --------------------------
Corporate Secretary a written designation of one or more persons as such holder's beneficiary or beneficiaries (both primary and contingent) in the event of the holder's death. To the extent an outstanding Option granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such Option.

     Each beneficiary designation shall become effective only when filed in writing with the Corporate Secretary during the holder's lifetime on a form prescribed by ServiceMaster. The filing with the Corporate Secretary of a new beneficiary designation shall cancel all previously filed beneficiary designations.


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

     If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding Option held by such holder, to the extent exercisable, may be exercised by such holder's executor, administrator, legal representative or similar person.

4.9. Governing Law. This Plan, each award hereunder and the related Agreement,
     -------------
and all determinations made and actions taken pursuant thereto shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.


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